INDEPENDENT AUDITORS' REPORT


To the Partners ARA Associates - Shangri-La, Ltd.
  (A New Jersey Limited Partnership)

     We have audited the accompanying balance sheet of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2001, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2001, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland                              Taxpayer Identification Number:
January 26, 2002                                  52-1088612

                          INDEPENDENT AUDITORS' REPORT


To the Partners ARA Associates - Shangri-La, Ltd.
  (A New Jersey Limited Partnership)

     We have audited the accompanying balance sheet of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2000, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2000, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 24 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 2001 on our consideration of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership)'s internal control and on its compliance with specific requirements applicable to nonmajor HUD programs and fair housing and non-discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




Bethesda, Maryland                               Taxpayer Identification Number:
January 17, 2001                                   52-1088612


Lead Auditor: James P. Martinko

                          INDEPENDENT AUDITORS' REPORT


To the Partners                                                January 25, 2002
Capitol Senior Limited Dividend Housing Association


     We have audited the accompanying balance sheets of Capitol Senior Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2001, 2000 and 1999, and the related statements of profit and loss, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Senior Limited Dividend Housing Association as of December 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


                                                 Maner, Costerisan & Ellis, P.C.

                               RONALD RIENKS, CPA

                          INDEPENDENT AUDITOR'S REPORT

To the Partners of                           Property Management Section
The Chestnut Associates                      California Housing Finance Agency
Sacramento, California                       Sacramento, California

I have audited the accompanying balance sheet of The Chestnut Associates, a limited partnership, CHFA Project #79-88-N, as of December 31, 2001 and 2000 and the related statements of operations, cash flows and the statement of changes in partners' capital for the years then ended. These financial statements are the responsibility of the Partnership's management. My responsibility is to express an opinion on these financial statements based on my audit. The financial statements of The Chestnut Associates as of December 31, 1999 was audited by other auditors whose report dated January 25, 1999 expressed an unqualified opinion on those statements.

I have conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the 2001, 2000 and 1999 financial statements referred to above present fairly, in all material respects, the financial position of The Chestnut Associates as of December 31, 2001, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, I have also issued a report dated February 2, 2002 on my consideration of The Chestnut Associates internal control structure and reports dated February 2, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

My audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purposes of additional analysis and is not a required part of the financial statements of The Chestnut Associates, CHFA Project #79-88-N. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


Ronald Rienks
Certified Public Accountant
Sacramento, California
February 2, 2002

THE KAPLAN PARTNERS, LLP
180 N. LaSalle, Suite 2805
Chicago, IL  60601



                          INDEPENDENT AUDITOR'S REPORT


TO THE PARTNERS OF
COURT PLACE ASSOCIATES
PEKIN, ILLINOIS


     We have audited the accompanying Balance Sheets of COURT PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-158) as of December 31, 2001 and 2000, and the related Statements of Operations, Partners' Capital and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments." Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COURT PLACE ASSOCIATES as of December 31, 2001 and 2000, and the results of its operations and the changes in its partners' capital and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles. In accordance with Government Auditing Standards, the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments," and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 2002, on our consideration of COURT PLACE ASSOCIATES' internal control and reports dated January 24, 2002, on its compliance with specific requirements applicable to major HUD/IHDA programs, specific requirements applicable to Fair Housing and Non-discrimination and specific requirements applicable to non-major HUD/IHDA program transactions.


The Kaplan Partners LLP

January 24, 2002

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182




                          Independent Auditors' Report

To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2001, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




                                           Reitberger, Pollekoff  & Kozak, P.C.

Vienna, Virginia
January 15, 2002
Lead Auditor: Robert A. Kozak               EIN: 54-1639552

                          Independent Auditors' Report


To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2000, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Vienna, Virginia
January 10, 2001
Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

                                                       Dauby O'Connor & Zaleski
                                                    A Limited Liability Company
                                                   Certified Public Accountants




                          Independent Auditors' Report


To the Partners of
Lake Properties Limited Partnership
(A Louisiana Limited Partnership)


     We have audited the accompanying balance sheet of Lake Properties Limited Partnership as of December 31, 2001, and the related statements of profit and
(loss) and changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Lake Properties Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 5 to the financial statements, effective June 22, 2001, the partnership transferred the property and all other assets to the holder of the first mortgage note. These assets represent virtually 100% of the partnership's revenue producing assets. The partnership has plans to terminate the partnership.

January 15, 2002                                  Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                                   Certified Public Accountants

                                                  Dauby O'Connor & Zaleski
                                                  A Limited Liability Company
                                                  Certified Public Accountants


                          Independent Auditors' Report


To the Partners of
Lake Properties Limited Partnership
(A Louisiana Limited Partnership)

     We have audited the accompanying balance sheet of Lake Properties Limited Partnership as of December 31, 2000, and the related statements of profit and
(loss) and changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Lake Properties Limited Partnership as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the mortgage is in default, and as discussed in Note 3 to the financial statements, the purchase money notes have matured and the Partnership's Housing Assistance Payment Contract with the U.S. Department of
Housing and Urban Development expires on March 31, 2001, which raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are described in Notes 2 and 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



February 4, 2001                                   Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                                    Certified Public Accountants

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182




                          Independent Auditors' Report


To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland  20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA- RD Project No. 61-003-840880868 as of December 31, 2001, and the related statements of Operations, Changes in Partners' Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2001, and the results of its operations, changes in partners' deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002 on our consideration of Lihue Associates' internal control structure and a report dated January 22, 2002, on its compliance with laws and regulations.


                                           Reitberger, Pollekoff  & Kozak, P.C.


Vienna, Virginia
January 22, 2002
Lead Auditor:  Robert A. Kozak                       EIN: 54-1639552

                          Independent Auditors' Report



To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland  20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA- RD Project No. 61-003-840880868 as of December 31, 2000, and the related statements of Operations, Changes in Partners' Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2000, and the results of its operations, changes in partners' deficit, and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2001 on our consideration of Lihue Associates' internal control structure and a report dated January 29, 2001, on its compliance with laws and regulations.






Vienna, Virginia
January 29, 2001

THE KAPLAN PARTNERS, LLP
180 N. LaSalle, Suite 2805
Chicago, IL  60601



                          INDEPENDENT AUDITOR'S REPORT


TO THE PARTNERS OF
LINDEN PLACE ASSOCIATES
ARLINGTON HEIGHTS, ILLINOIS


     We have audited the accompanying Balance Sheets of LINDEN PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2001 and 2000, and the related Statements of Operations, Partners' Accumulated (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments." Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LINDEN PLACE ASSOCIATES as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' accumulated (deficit) and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

     In accordance with Government Auditing Standards, the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments" and the Consolidated Audit Guide for Audits for HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 2002, on our consideration of LINDEN PLACE ASSOCIATES internal control and reports dated January 24, 2002, on its compliance with specific requirements applicable to major HUD/IHDA Assisted programs, specific requirements applicable to Fair Housing and Non-Discrimination, and specific requirements applicable to non-major HUD/IHDA program transactions.


The Kaplan Partners LLP

January 24, 2002

Joseph W. Bowley & Company, L.L.P.
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
Joseph W. Bowley, CPA                                27 W. Church Street
Theresa G. Fronckowiak, CPA                          Blackwood, New Jersey 08012
                                                     (856) 228-8006
Licensed in New Jersey & Pennsylvania                Fax: (856) 228-3629
                                                     E-mail: jwbowleyco@aol.com

                           Independent Auditors Report

To the Partners
New Sharon Woods Associates
510 Park Avenue
Cherry Hill, New Jersey

We have audited the accompanying comparative balance sheet of HUD Project No. 035-35086, New Sharon Woods Associates (a limited partnership) as of December 31, 2001 and 2000 and the related comparative statements of profit and loss, partners= capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, financial statements referred to above present fairly, in all material respects, the financial position of HUD Project No. 035-35086 New Sharon Woods Associates ( a limited partnership) as of December 31, 2001 and 2000, the results of its operations, its partner's equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Page 2
Independent Auditors Report
New Sharon Woods Associates


Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included in the report shown on pages 16-25 is presented for the purposes of additional analysis and is not a required part of the financial statements of HUD Project No. 035-35086. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards we have also issued a report dated February 21, 2001 on our consideration of New Sharon Woods Associates (a limited partnership) internal control and a report dated February 21, 2002 on its compliance with laws and regulations.




                                        JOSEPH W. BOWLEY & COMPANY, L.L.P.
                                           CERTIFIED PUBLIC ACCOUNTANTS




February 7, 2002
Blackwood, New Jersey

         Altschuler, Melvoin and Glasser LLP
         Certified Public Accountants and Consultants


Independent Auditors' Report on the Financial Statements and Supplementary Information


Partners of
Park Glen Associates

We have audited the accompanying balance sheets of Park Glen Associates (an Illinois limited partnership), Illinois Housing Development Authority, IHDA Project No. ML-157, as of December 31, 2001 and 2000, and the related statements of earnings, partners' capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Park Glen Associates, IHDA Project No. ML-157, as of December 31, 2001 and 2000, and the results of its operations and its cash flows, for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, and the Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments issued by the Illinois Housing Development Authority (IHDA), we have also issued a report dated January 30, 2002 on our consideration of Park Glen Associates' internal control and reports dated January 30, 2002 on its compliance with specific requirements applicable to major IHDA programs and specific requirements applicable to fair housing and non-discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with these reports in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary 2001 information included in the report (pages 17 through 26), required by IHDA or the limited partner, is presented for the purpose of additional analysis and is not a required part of the basic financial statements the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                              Altschuler, Melvoin & Glasser LLP

Chicago, Illinois
January 30, 2002

One South Whacker Drive, Suite 800, Chicago, Illinois 60606-3392
312.384.6000  Fax 312.634.3410  www.amgnet.com

                                                       Dauby O'Connor & Zaleski
                                                    A Limited Liability Company
                                                   Certified Public Accountants


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Sencit Baltic Associates

     We have audited the accompanying statements of assets, liabilities and partners' equity (deficit) of Sencit Baltic Associates as of December 31, 2001 and 2000, and the related statements of operations, partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing and Mortgage Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners' equity (deficit) of Sencit Baltic Associates as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the years then ended, on the basis of accounting described in Note 1.

Sencit Baltic Associates
Page Two



     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, we have also issued a report dated January 18, 2002, on our consideration of Sencit Baltic Associates' internal control and a report dated January 18, 2002, on its compliance with laws and regulations.

     This report is intended solely for the information and use of the audit committee, management, and the New Jersey Housing and Mortgage Finance Agency and is not intended to be and should not be used by anyone other than these specified parties.



January 18, 2002                                  Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                                    Certified Public Accountants

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Sundance Apartments Associates
Bakersfield, California


We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2001 and the related statements of profit and loss, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2001, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 2002 on our consideration of Sundance Apartments Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.



                                             Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 23, 2002


Lead Auditor: Robert A. Kozak                       EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Sundance Apartments Associates
Bakersfield, California


We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2000 and the related statements of profit and loss, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2000, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 24, 2001 on our consideration of Sundance Apartments Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.






Vienna, Virginia
January 24, 2001


Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

DIEFENBACH $ DELIO $ KEARNEY & DEDIONISIO
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------




                          Independent Auditors' Report

To the Partners of
Tandem Associates
(A Limited Partnership)

We have audited the accompanying balance sheets of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2001 and 2000, and the related statements of income, equity from operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2001 and 2000, and the results of its operations, changes in partners' capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits  were  conducted  for the  purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Tandem Associates. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2002, on our consideration of Tandem Associates= (a limited partnership) internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Diefenbach Delio Kearney & DeDionisio
Erie, Pennsylvania
January 28, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners                                                February 5, 2002
Traverse City Elderly Limited Partnership


     We have audited the accompanying balance sheets of Traverse City Elderly Limited Partnership (a Michigan Limited Partnership), as of December 31, 2001, 2000 and 1999, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Traverse City Elderly Limited Partnership as of December 31, 2001, 2000 and 1999 and the results of its operations, changes in partners' deficit and its cash flows for the years then ended, in conformity with auditing standards generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2002 on our consideration of the Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of our audit.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


                                                Maner, Costerisan & Ellis, P.C.

Carney, Roy and Gerrol, P.C.
35 Cold Spring Road
Suite 412
Rocky Hill, CT  06067
(860) 721-5786



The Partners
Village West Limited Partnership
CHFA #80-029M

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Village West Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' deficit and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards, and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village West Limited partnership at December 31, 2001 and 2000, and the results of its operations and cash flows for each of the two years in the period ended December 31, 2001, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 12, 2002, on our consideration of Village West Limited Partnership internal control structure and reports dated February 12, 2002, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non- Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in Schedules 1 through 4 is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, the supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Carney, Roy and Gerrol, P.C.

Rocky Hill, Connecticut
February 12, 2002

MOORE, STEPHENS, APPLE
1540 W. Market Street
Suite 201
Akron, OH  44313

Independent Auditors' Report

To The Partners                                       HUD Field Office Director
Warner Housing Partnership                            Cleveland, Ohio

We have audited the accompanying balance sheets of HUD Project No. 042-35324-PM-L8 of Warner Housing Partnership (a limited partnership) as of December 31, 2001 and 2000, and the related statements of profit and loss, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project No. 042-35324-PM-L8 of Warner Housing Partnership as of December 31, 2001 and 2000, and the results of its operation, changes in partners' equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data included on pages 18 to 21 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of HUD Project No. 042-35324-PM-L8. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 28, 2002 on our consideration of Warner Housing Partnership's internal controls, and reports dated January 28, 2002 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with these reports in considering the results of our audit.

                                                           Moore Stephens Apple

Akron, Ohio
January 28, 2002